SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 11, 2002



                              THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



       Delaware             001-02217             58-0628465
   (State or other        (Commission           (IRS Employer
     jurisdiction         File Number)        Identification No.)
   of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                   30313
    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (404)676-2121

Item 5.  Other Items

              Attached hereto as Exhibit 99.1 is a press release issued by The Coca-Cola Company, a Delaware corporation, on December 11, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE COCA-COLA COMPANY
                                       (REGISTRANT)


Date:  December 11, 2002       By: /s/ Connie D. McDaniel
                                   ----------------------
                                   Connie D. McDaniel
                                   Vice President and
                                   Controller

                                  Exhibit Index



 Exhibit No.
 -----------

   99.1      Press Release issued by The Coca-Cola Company on December 11, 2002